EXHIBIT 10.3

NOTE AND WARRANT PURCHASE AGREEMENT

This NOTE AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is made as of August 5, 2005 by and among Large Scale Biology Corporation, a Delaware corporation (the “Company”), Large Scale Bioprocessing, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Bioprocessing”), and each purchaser identified on the signature page hereto (each an “Investor” and collectively the “Investors”).

RECITALS

          A.          The Company is currently in need of funds to help finance its operations until the closing of its next round of significant financing.
          B.          The Company and Bioprocessing own and operate a manufacturing facility and land in Owensboro, Kentucky, for pilot and large-scale protein extraction and downstream biomanufacturing of products (“Owensboro Facility”).
          C.          The Investors are willing to advance funds to the Company, some of which will fund Bioprocessing’s operations, in exchange for the issuance to each such Investor of (i) a Secured Promissory Note evidencing the Company’s obligation to repay such Investor’s loan of the advanced funds with such loan to be secured by a security interest and second mortgage on the Owensboro Facility real property; and (ii) a Warrant to purchase certain shares of capital stock of the Company, all as provided in this Agreement.
NOW THEREFORE, the parties hereby agree as follows:

          1.     PURCHASE AND SALE OF NOTE AND WARRANT.

                    1.1     Note Purchase.  Subject to the terms and conditions of this Agreement, the Company agrees to sell to Investors, and each Investor agrees to purchase from the Company, a Secured Promissory Note in the form attached to this Agreement as Exhibit A (the “Note”) in the amount equal to the amount specified for such Investor on the signature page hereof, in the aggregate principal amount for all Investors of $1,000,000.00.  The performance of the Company of its obligations under the Note is secured by a Security Agreement in the form attached hereto as Exhibit B (the “Security Agreement”) and a Mortgage in the form attached thereto as Exhibit C (the “Mortgage” and together with the Security Agreement, the “Security Agreements”) each entered into by the Company and the Investors as of even date herewith.

                    1.2     Warrant Issuance.  Subject to the terms and conditions of this Agreement, the Company further agrees to sell and issue to each Investor a warrant to purchase shares of the Company’s capital stock (“LSBC Stock” or “Warrant Stock”) equal to 50% of such Investor’s subscription amount as specified on the signature page hereof divided by the closing bid price on the day prior to the Closing (“Exercise Price”) in the form attached hereto as Exhibit C (the “Warrant”).

          2.     CLOSING.  The purchase and sale of the Note and the Warrant will take place at the offices of the Company, 3333 Vaca Valley Parkway, Vacaville, California, on August 5, 2005 at 11:30 a.m. Pacific time, or at such other time and place as the Company and the Investor mutually agree upon (which time and place are referred to as the “Closing”).  At the Closing, each Investor will deliver to the Company payment in full for the Note and the Warrant in the amount specified on the signature page hereof, which Investor agrees to purchase at the Closing by wire transfer of funds to the Company.  At the Closing, the Company will deliver to each Investor a duly executed Note and a duly executed Warrant.

          3.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company hereby represents and warrants to each Investor that the statements in the following paragraphs of this Section 3 are all true and complete as of immediately prior to the Closing:

                    3.1     Organization, Good Standing and Qualification.  The Company has been duly incorporated and organized, and is validly existing in good standing, under the laws of the State of Delaware.  The Company has the corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted and as presently proposed to be conducted.

                    3.2     Due Authorization.  All corporate action on the part of the Company’s directors and shareholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under, this Agreement, the Note, the Warrant and the Security Agreements has been taken or will be taken prior to the Closing, and this Agreement constitutes, and the Note, the Warrant and the Security Agreements, when executed and delivered, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditor’s rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

                    3.3     Corporate Power.  The Company has the corporate power and authority to execute and deliver this Agreement, the Note, the Warrant and the Security Agreements to be purchased by the Investor hereunder, to issue the Note and the Warrant and to carry out and perform all its obligations under this Agreement, the Note, the Warrant and the Security Agreements.

                    3.4     Valid Issuance.

                                        (a)     The Warrant and the Warrant Stock (the “Securities”), when issued, sold and delivered in accordance with the terms of this Agreement and the Warrant for the consideration provided for herein and therein, will be duly and validly issued, fully paid and nonassessable.

                                        (b)     Based in part on the representations made by each Investor in Section 4 hereof, the offer and sale of the Securities solely to the Investors in accordance with this Agreement are exempt from the registration and prospectus delivery requirements of the U.S. Securities Act of 1933, as amended (the “1933 Act”) and the securities registration and qualification requirements of the currently effective provisions of the securities laws of the state in which the Investor is resident.

          4.     REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF INVESTOR.  Each Investor hereby, for himself or itself and for no other Investor,  represents and warrants to, and agrees with, the Company, that:

                    4.1     Authorization.  This Agreement constitutes Investor’s valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by  (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.  Investor represents that Investor has full power and authority to enter into this Agreement.

                    4.2     Purchase for Own Account.  The Securities will be acquired for investment for Investor’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.

                    4.3     Disclosure of Information.  Investor has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Securities.  Investor further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Investor or to which Investor had access.  The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 3.0.

                    4.4     Investment Experience.  Investor understands that the purchase of the Securities involves substantial risk.  Investor (i) has experience as an investor in securities of companies in the development stage and acknowledges that Investor is able to fend for himself, can bear the economic risk of Investor’s investment in the Securities and has such knowledge and experience in financial or business matters that Investor is capable of evaluating the merits and risks of this investment in the Securities and protecting his own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Investor to be aware of the character, business acumen and financial circumstances of such persons.

                    4.5     Accredited Investor Status.  Investor is an “accredited investor” within the meaning of Regulation D promulgated under the 1933 Act.

                    4.6     Restricted Securities.  Investor understands that the Securities are characterized as “restricted securities” under the 1933 Act and Rule 144 promulgated thereunder inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances.  In this connection, Investor is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.  Investor understands that the Company is under no obligation to register any of the securities sold hereunder.  Investor understands that no public market now exists for any of the Securities and that it is uncertain whether a public market will ever exist for the Securities.

                    4.7     No Solicitation.  At no time was the Investor presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Securities.

                    4.8     Further Limitations on Disposition.  Without in any way limiting the representations set forth above, Investor further agrees not to make any disposition of all or any portion of the Securities unless and until:

                                        (a)     there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                                        (b)     Investor shall have notified the Company of the proposed disposition, and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, at the expense of Investor or his transferee, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act.

Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required:  (i) for any transfer of any Securities in compliance with Rule 144 or Rule 144A; (ii) for any transfer of any Securities by an Investor that is a partnership or a corporation to (A) a partner of such partnership or shareholder of such corporation, (B) a controlled affiliate of such partnership or corporation, (C) a retired partner of such partnership who retires after the date hereof, (D) the estate of any such partner or shareholder; or (iii) for the transfer by gift, will or in testate succession by any Investor to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 4 to the same extent as if the transferee were an original Investor hereunder.

                    4.9     Legends.  Investor understands and agrees that the certificates evidencing the Securities will bear legends substantially similar to those set forth below in addition to any other legend that may be required by applicable law, by the Company’s Certificate of Incorporation or Bylaws, or by any agreement between the Company and Investor:

                                        (a)     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTOR SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                                        (b)     Any legend required by state securities laws.

The legend set forth in (a) above shall be removed by the Company from any certificate evidencing the Securities upon delivery to the Company of an opinion of counsel, reasonably satisfactory to the Company, that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale (other than pursuant to Rule 144 or Rule 145 under the 1933 Act) without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Securities.

                    4.10    Piggy-Back Registrations.  If at any time following the issuance, if any, of shares of LSBC Stock, as the case shall be, the Company shall determine to prepare and file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to Investor a written notice of such determination and, if within fifteen days after the date of such notice, Investor shall so request in writing, the Company shall include in such registration statement all or any part of the LSBC Stock issued to Investor upon exercise of the Warrant that Investor requests to be registered, subject to customary underwriter cutbacks applicable to all Investors of registration rights and the other terms and conditions of such offering, including without limitation the execution by the participating Investors of an underwriting agreement in the form to be used in connection with such offering.

                    4.11    Lockup Agreement.  Investor hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, as applicable, sell or otherwise transfer or dispose of any shares of LSBC Stock then owned by such Holder (other than to donees or partners of the Holder who agree to be similarly bound) for up to one hundred eighty (180) days following the effective date of any registration statement of the Company or PDI filed under the Securities Act.  The stock certificate(s) representing the LSBC Stock, as applicable, will bear appropriate legends reflecting the restrictions of this Section 4.11.

          5.     CONDITIONS TO CLOSING.

                    5.1     Conditions to Investor’ Obligations.  The obligations of the Investor under Section 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

                                        (a)     Each of the representations and warranties of the Company contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing; and

                                        (b)     the Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

                    5.2     Condition to Company’s Obligations.  The obligations of the Company to Investor under this Agreement are subject to the fulfillment or waiver on or before the Closing of the following condition by Investor:

                                        (a)     Each of the representations and warranties of Investor contained in Section 4 shall be true and correct on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing; and

                                        (b)     Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

          6.     GENERAL PROVISIONS.

                    6.1     Survival of Warranties.  The representations, warranties and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the Investor or the Company, as the case may be.

                    6.2     Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

                    6.3     Governing Law.  This Agreement shall be governed by and construed under the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of laws.

                    6.4     Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    6.5     Headings.  The headings and captions used in this Agreement are used only for convenience and are not to be considered in construing or interpreting this Agreement.  All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

                    6.6     Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries when addressed to the Investor to be notified at the address indicated on the signature page hereof, or, in the case of the Company, at 3333 Vaca Valley Parkway, Vacaville, CA 95688, or at such other address as any party may designate by giving ten (10) days’ advance written notice to all other parties.

                    6.7     No Finder’s Fees.  Each party represents that it neither is nor will be obligated for any finder’s or broker’s fee or commission in connection with this transaction.  Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders’ or broker’s fee (and any asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible.  The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                    6.8     Amendments and Waivers.  Any term of this Agreement the Note and the Warrant may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

                    6.9     Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

                    6.10     Entire Agreement.  This Agreement, together with all exhibits and schedules hereto, the Note, the Warrant and the Security Agreements entered into pursuant hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

                    6.11     Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under this Agreement or any Loan Documents (as defined in the Security Agreement) are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or any Loan Document.  Nothing contained herein or in any Loan Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or the Loan Documents.

                    6.12     Further Assurances.  From and after the date of this Agreement, upon the request of any Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LARGE SCALE BIOLOGY CORPORATION

By:	/s/ RONALD J. ARTALE

Name:	Ronald J. Artale
Title:	Chief Operating Officer, Chief Financial
Officer, and Senior Vice President

LARGE SCALE BIOPROCESSING, INC.

By:	/s/ RONALD J. ARTALE

Name:	Ronald J. Artale
Title:	Chief Operating Officer, Chief Financial
Officer, and Assistant Secretary

INVESTORS		SUBSCRIPTION AMOUNT

KEVIN J. RYAN, IRA		$750,000.00

By:	/s/ KEVIN J. RYAN

ROBERT ERWIN, IRA		$250,000.00

By:	/s/ ROBERT ERWIN

Attachments:
Exhibit A-          Form of Note
Exhibit B-          Security Agreement
Exhibit C-          Form of Warrant

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT